  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Cellular Biomedicine Group, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

EXPLANATORY NOTE

Cellular Biomedicine Group, Inc. (the “Company”) is filing this amendment solely to replace the sample proxy card included in the Definitive Proxy Statement filed by the Company with the Securities and Exchange Commission on April 29, 2020 (the “Proxy Statement”). Due to a clerical error, an incorrect version of the sample proxy card was filed with the Proxy Statement. The correct version of the sample proxy card is included below.

Please note that no changes have been made to the body of the Proxy Statement and that a correct version of the proxy card has been included in the Proxy Statement being mailed to the Company’s stockholders. This amendment applies only to the EDGAR version of the sample proxy card originally filed with the Proxy Statement.

CELLULAR BIOMEDICINE GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – JUNE 26, 2020 AT 9:00 AM EST
CONTROL ID:
REQUEST ID:

The undersigned hereby appoint(s) Tony (Bizuo) Liu and Andrew Chan, or either one of them, with the power of substitution and resubstitution to vote any and all shares of capital stock of Cellular Biomedicine Group, Inc. (the “Company”) which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on June 26, 2020, at 9:00 A.M. Eastern Standard Time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of any proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors recommendations.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
INTERNET:	https://www.iproxydirect.com/CBMG
PHONE:	1-866-752-VOTE (8683)

ANNUAL MEETING OF THE STOCKHOLDERS OF CELLULAR BIOMEDICINE GROUP, INC.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Election of Directors	☐	☐

Chun Kwok Alan Au			☐	CONTROL ID:
Jacky (Gang) Ji			☐	REQUEST ID:
Tony (Bizuo) Liu			☐

Proposal 2	FOR	AGAINST	ABSTAIN
To ratify the appointment of BDO China Shu Lun Pan Certified Public Accountants LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.	☐	☐	☐

Proposal 3	FOR	AGAINST	ABSTAIN
To approve, by a non-binding vote, the compensation of the Company’s named executive officers.	☐	☐	☐

Proposal 4	3 YEARS	2 YEARS	1 YEAR	ABSTAIN
To approve, by a non-binding vote, the frequency of future stockholder advisory votes on the compensation of the Company’s named executive officers.	☐	☐	☐	☐

MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES ON PROPOSAL NUMBER 1, FOR APPROVAL ON PROPOSALS NUMBER 2 AND 3, AND FOR THREE YEARS ON PROPOSAL NUMBER 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please mark, sign, date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CELLULAR BIOMEDICINE GROUP, INC.

MARK HERE FOR ADDRESS CHANGE   ☐ New Address (if applicable):
____________________________
____________________________
____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)